                                                              Exhibit 2.a.(ii)

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                              AMENDED AND RESTATED

                                TRUST AGREEMENT

                                  CONSTITUTING

                 NBCi AUTOMATIC COMMON EXCHANGE SECURITY TRUST

                        --------------------------------

                         Dated as of February __, 2000

                        --------------------------------

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                               Table of Contents

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                                                                                                      Page
                                                                                                      ----
                                   ARTICLE I

                          DEFINITIONS; INTERPRETATION
Section 1.1.      Defined Terms..........................................................................1
Section 1.2.      Interpretation.........................................................................6

                                   ARTICLE II

                      TRUST DECLARATION; PURPOSES, POWERS
                   AND DUTIES OF THE TRUSTEES; ADMINISTRATION

Section 2.1.      Declaration of Trust; Purposes of the Trust; Resignation
                     and Appointment of Trustees.........................................................6
Section 2.2.      General Powers and Duties of the Trustees..............................................7
Section 2.3.      Portfolio Acquisition..................................................................8
Section 2.4.      Portfolio Administration...............................................................9
Section 2.5.      Manner of Sales.......................................................................13
Section 2.6.      Limitations on Trustees' Powers.......................................................13

                                  ARTICLE III

                             ACCOUNTS AND PAYMENTS

Section 3.1.      The Trust Account.....................................................................14
Section 3.2.      Payment of Fees and Expenses..........................................................14
Section 3.3.      Distributions to Holders..............................................................14
Section 3.4.      Segregation...........................................................................14
Section 3.5.      Temporary Investments.................................................................15

                                   ARTICLE IV

                                   REDEMPTION

Section 4.1.      Redemption............................................................................15

                                   ARTICLE V

           ISSUANCE OF CERTIFICATES; REGISTRY; TRANSFER OF SECURITIES

Section 5.1.      Form of Certificate...................................................................15
Section 5.2.      Transfer of Securities; Issuance, Transfer and Interchange
                     of Certificates....................................................................16
Section 5.3.      Replacement of Certificates...........................................................17
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
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                                   ARTICLE VI

                           EXECUTION OF THE CONTRACT
Section 6.1.      Execution of the Contract.............................................................18

                                  ARTICLE VII

                                    TRUSTEES

Section 7.1.      Trustees..............................................................................18
Section 7.2.      Vacancies.............................................................................18
Section 7.3.      Powers................................................................................18
Section 7.4.      Meetings..............................................................................19
Section 7.5.      Resignation and Removal...............................................................19
Section 7.6.      Liability.............................................................................19
Section 7.7.      Compensation..........................................................................20

                                  ARTICLE VIII

                                 MISCELLANEOUS

Section 8.1.      Meetings of Holders...................................................................20
Section 8.2.      Books and Records; Reports............................................................21
Section 8.3.      Termination...........................................................................21
Section 8.4.      No Assumption of Liability............................................................22
Section 8.5.      Amendment and Waiver..................................................................22
Section 8.6.      Accountants...........................................................................23
Section 8.7.      Nature of Holder's Interest...........................................................24
Section 8.8.      Governing Law; Severability...........................................................24
Section 8.9.      Notices...............................................................................24
Section 8.10.     Entire Agreement......................................................................25
Section 8.11.     Non-Assignability.....................................................................25
Section 8.12.     No Third Party Rights; Successors and Assigns.........................................25
Section 8.13.     Counterparts..........................................................................25
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Exhibits

Exhibit A - Form of Certificate Evidencing the Securities
Exhibit B - Form of Collateral Agreement
Exhibit C - Form of Contract
Exhibit D - Form of Expense Agreement
Exhibit E - Form of Indemnity Agreement



                      AMENDED AND RESTATED TRUST AGREEMENT

         AMENDED AND RESTATED TRUST AGREEMENT, dated as of February __, 2000, among Goldman, Sachs & Co., as sponsor (the "Sponsor"), Paul S. Efron, as the prior trustee, and Donald J. Puglisi, William R. Latham III and James B. O'Neill, as trustees (the "Trustees"), constituting NBCi Automatic Common Exchange Security Trust (the "Trust").

                              W I T N E S S E T H:

         WHEREAS, the Sponsor and Paul S. Efron, as trustee, have previously entered into a Trust Agreement, dated as of May 3, 1999 (the "Original Agreement"), creating Tenth Automatic Common Exchange Security Trust; and

         WHEREAS, upon the execution of this Agreement, Paul S. Efron wishes to resign as trustee and the Sponsor wishes to appoint the Trustees as the trustees of the Trust; and

         WHEREAS, the parties hereto wish to change the name of the Trust to NBCi Automatic Common Exchange Security Trust; and

         WHEREAS, the parties hereto wish to amend and restate the Original Agreement in certain other respects; and

         WHEREAS, the Trust has previously issued to the Sponsor one Security in consideration of a purchase price of $100.00;

         NOW, THEREFORE, the parties hereto agree to amend and restate the Original Agreement as provided in this Agreement and, upon the execution and delivery of this Agreement by the parties to this Agreement, the Original Agreement will be automatically amended and restated in its entirety to read as provided in this Agreement.

                                   ARTICLE I

                          DEFINITIONS; INTERPRETATION

         Section 1.1. Defined Terms. As used in this Agreement, the following terms have the following meanings:

                  "Accelerated Portion" has the meaning specified in the Contract.

                  "Additional Purchase Price" has the meaning specified in the Contract.

                  "Administration Agreement" means the Administration Agreement, dated as of February __, 2000, between the Administrator and the Trust, and any substitute agreement therefor entered into pursuant to Section 2.2(a).

                  "Administrator" means The Chase Manhattan Bank, or its successor as permitted under Article IV of the Administration Agreement or appointed pursuant to Section 2.2(a).

                  "Agreement" means this Amended and Restated Trust Agreement.

                  "Average Market Price" has the meaning specified in the Contract.

                  "Business Day" means a day on which the New York Stock Exchange, Inc. is open for trading and that is not a day on which commercial banks in The City of New York are authorized or obligated by law to close.

                  "Cash Merger" has the meaning specified in the Contract.

                  "Cash Settlement Alternative" has the meaning specified in the Contract.

                  "Certificate" means any certificate evidencing the ownership of Securities substantially in the form of Exhibit A.

                  "Class A Common Stock" means the Class A Common Stock, par value $0.0001 per share, of the Company.

                  "Code" means the Internal Revenue Code of 1986.

                  "Collateral Agent" means The Chase Manhattan Bank, or its successor as permitted under Article VIII of the Collateral Agreement or appointed pursuant to Section 2.2(a).

                  "Collateral Agreement" means the Collateral Agreement, dated as of February __, 2000, among Seller, the Collateral Agent and the Trust, securing Seller's obligations under the Contract, substantially in the form of Exhibit B.

                  "Commencement Date" means the day on which the Underwriting Agreement is executed.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Company" means NBC Internet, Inc., a Delaware corporation.

                  "Contract" means the Purchase Agreement, dated as of February __, 2000, entered into by the Trust with the Seller, substantially in the form of Exhibit C.

                  "Custodian" means The Chase Manhattan Bank, or its successor as permitted under Section 11 of the Custodian Agreement or appointed pursuant to Section 2.2(a).

                  "Custodian Agreement" means the Custodian Agreement, dated as of February __, 2000, between the Custodian and the Trust, and any substitute agreement therefor entered into pursuant to Section 2.2(a).

                  "Depositary" means The Depository Trust Company, or any successor depositary appointed pursuant to Section 5.1.

                  "Distribution Date" means each February __, May _, August __ and November __ of each year, commencing May __, 2000, to and including the Exchange Date, or if any such date is not a Business Day, then the first Business Day thereafter.

                  "Excess Purchase Payment" has the meaning specified in the Contract.

                  "Exchange" means the delivery of Shares by the Trustees to the Holders, subject to the adjustments and exceptions set forth in the Contract (or, if Seller elect the Cash Settlement Alternative, the amount in cash specified in the Contract as payable in respect thereof), in mandatory exchange for the Securities on the Exchange Date.

                  "Exchange Date" has the meaning specified in the Contract.

                  "Exchange Rate" has the meaning specified in the Contract.

                  "Expense Agreement" means the Fund Expense Agreement, dated as of February __, 2000, among Seller, The Chase Manhattan Bank, as Service Provider, and the Trust substantially in the form of Exhibit D.

                  "Event of Default" has the meaning specified in the Contract.

                  "Firm Purchase Price" has the meaning specified in the Contract.

                  "First Time of Delivery" has the meaning specified in the Underwriting Agreement.

                  "Holder" means the registered owner of any Security as recorded on the books of the Paying Agent.

                  "Indemnity Agreement" means the Fund Indemnity Agreement, dated as of February __, 2000, among Seller, The Chase Manhattan Bank, as Service Provider, and the Trust substantially in the form of Exhibit E.

                  "Investment Company" means an investment company as defined in Section 3 of the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time; each reference herein to any section of such Act or any rule or regulation thereunder shall constitute a reference to any successor provision thereto.

                  "Managing Trustee" means the Trustee designated as the Managing Trustee by resolution of the Trustees.

                  "Marketable Securities" has the meaning specified in the Contract.

                  "Merger Consideration" has the meaning specified in the Contract.

                  "Original Agreement" has the meaning specified in the recitals to this Agreement.

                  "Participant" means a Person having a book-entry only system account with the Depositary.

                  "Paying Agent" means ChaseMellon Shareholder Services, L.L.C., or its successor as permitted under Section 6.6 of the Paying Agent Agreement or appointed pursuant to Section 2.2(a).

                  "Paying Agent Agreement" means the Paying Agent Agreement, dated as of February __, 2000, between the Paying Agent and the Trust, and any substitute agreement therefor entered into pursuant to Section 2.2(a).

                  "Person" means an individual, a partnership, a corporation, a limited liability company, a trust, an unincorporated association, a joint venture or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Prospectus" means the prospectus relating to the Securities constituting a part of the Registration Statement, as first filed with the Commission pursuant to Rule 497(b) or (h) under the Securities Act, and as subsequently amended or supplemented by the Trust.

                  "Quarterly Distribution" means $[-] per Security paid to each Holder on each Distribution Date.

                  "Record Date" means the Business Day preceding each Distribution Date.

                  "Registration Statement" means the Registration Statement on Form N-2 (Registration Nos. 333-77563 and 811-09323) of the Trust, as amended.

                  "Reorganization Event" has the meaning specified in the Contract.

                  "Second Time of Delivery" has the meaning specified in the Underwriting Agreement.

                  "Securities Act" means the Securities Act of 1933.

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                  "Security" means a $[-] Trust Automatic Common Exchange
         Security of the Trust evidencing a Holder's undivided interest in the Trust and right to receive a pro rata distribution upon liquidation of the Trust Estate.

                  "Seller" means CNET Investments II, Inc., a Delaware corporation.

                  "Shares" means Class A Common Stock to be exchanged by the Trustees for the Securities on the Exchange Date; provided that after a Spin-Off Distribution, all references to "Shares" shall include the shares distributed in such event; and provided further that after any Reorganization Event, all references to "Shares" shall refer to the Marketable Securities received in such event in lieu of referring to the Class A Common Stock.

                  "Spin-Off Distribution" has the meaning specified in the Contract.

                  "Sponsor" has the meaning specified in the preamble to this Agreement.

                  "Temporary Investments" means direct short-term U.S. government obligations, as specified from time to time as provided in
         Section 3.5.

                  "Transfer Agent and Registrar" means, at any time, the transfer agent and registrar for the Class A Common Stock or Marketable Securities, as applicable, at such time.

                  "Treasury Securities" means the U.S. Government Securities purchased by the Trustees at the First Time of Delivery and, if applicable, the Second Time of Delivery as provided in Section 2.3(b) and, if applicable, the U.S. Government Securities delivered to the Trust by Seller pursuant to Section 2.3(e) of the Contract.

                  "Trust" has the meaning specified in the preamble to this Agreement.

                  "Trust Account" means the account created pursuant to Section 3.1.

                  "Trust Estate" means the Contract and the U.S. Government Securities held at any time by the Trust, together with any Temporary Investments held at any time pursuant to Section 3.5, and any proceeds of or from such U.S. Government Securities or Temporary Investments and any other moneys held at any time in the Trust Account.

                  "Trustees" has the meaning specified in the preamble to this Agreement.

                  "Underwriters" means the Underwriters named in the Underwriting Agreement.

                  "Underwriting Agreement" means the Underwriting Agreement, dated February __, 2000, as described in the Prospectus.

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                  "U.S. Government Securities" means direct obligations of the
         United States of America.

         Section 1.2. Interpretation.

         (a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference is to Articles or Sections of, or Exhibits or Schedules to, this Agreement unless otherwise indicated.

         (b) The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

         (c) Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

         (d) Any reference to any statute, regulation or agreement shall be a reference to such statute, regulation or agreement as supplemented or amended from time to time.

                                   ARTICLE II

                      TRUST DECLARATION; PURPOSES, POWERS
                   AND DUTIES OF THE TRUSTEES; ADMINISTRATION

         Section 2.1. Declaration of Trust; Purposes of the Trust; Resignation and Appointment of Trustees.

         (a) The Sponsor hereby creates the Trust in order that it may acquire the Treasury Securities, enter into the Contract, issue and sell to the Sponsor and the Underwriters the Securities, receive and redeliver additional U.S. Government Securities upon an extension of the Exchange Date pursuant to the Contract, hold the Trust Estate in trust for the use and benefit of all present and future Holders, and otherwise carry out the terms and conditions of this Agreement, all for the purpose of achieving the investment objectives set forth in the Prospectus. The Trustees hereby declare that they will accept and hold the Trust Estate in trust for the use and benefit of all present and future Holders. The Sponsor has heretofore deposited with the Trustees the sum of $10 to accept and hold in trust hereunder until the issuance and sale of the Securities to the Underwriters, whereupon such sum shall be donated to an organization satisfying the requirements of Section 170(c)(2) of the Code selected by unanimous consent of the Trustees.

         (b) Paul S. Efron hereby resigns as trustee of the Trust, in accordance with the provisions of Section 5 of the Original Agreement, and the Sponsor, as the sole holder of any beneficial interest in the Trust as of the date of this Agreement, hereby accepts the resignation of Paul S. Efron and appoints Donald J. Puglisi, William R. Latham III and James B. O'Neill to be the Trustees of the Trust under this Agreement.

         (c) Upon the execution of this Agreement, the name of the Trust shall be changed to NBCi Automatic Common Exchange Securities Trust.

         Section 2.2. General Powers and Duties of the Trustees. In furtherance of the provisions of Section 2.1, the Sponsor authorizes and directs the
Trustees:

                  (a) to enter into and perform (and, in accordance with Section 8.5, amend) the Contract, the Collateral Agreement, the Underwriting Agreement, the Expense Agreement, the Indemnity Agreement, the Custodian Agreement, the Administration Agreement and the Paying Agent Agreement and to perform all obligations of the Trustees (including the obligation to provide indemnity hereunder and thereunder) and enforce all rights and remedies of the Trust under each of such agreements; and if any of the Custodian Agreement, the Administration Agreement, the Collateral Agreement and the Paying Agent Agreement terminates, or the agent of the Trust thereunder resigns or is discharged, to appoint a substitute agent and enter into a new agreement with such substitute agent containing provisions substantially similar to those contained in the agreement being terminated; provided that in any such new agreement (i) the Custodian and the Paying Agent shall each be a commercial bank or trust company organized and existing under the laws of the United States of America or any state therein (or, in the case of the initial Paying Agent, a limited liability company affiliate with such a commercial bank or trust company), shall have full trust powers and shall have minimum capital, surplus and retained earnings of not less than $100,000,000; and (ii) the Administrator and the Collateral Agent shall each be a reputable financial institution qualified in all respects to carry out its obligations under the Administration Agreement or the Collateral Agreement, as the case may be;

                  (b) to hold the Trust Estate in trust, to create and administer the Trust Account, to direct payments received by the Trust to the Trust Account and to make payments out of the Trust Account as set forth in Article III;

                  (c) to issue and sell to the Underwriters an aggregate of up to ______ Securities (including those Securities subject to the over-allotment option of the Underwriters provided for in the Underwriting Agreement) pursuant to the Underwriting Agreement and as contemplated by the Prospectus; provided, however, that subsequent to the determination of the public offering price per Security and related underwriting discount for the Securities to be sold to the Underwriters but prior to the sale of the Securities to the Underwriters, the Security originally issued to the Sponsor shall be split into a greater number of Securities so that immediately following such split the value of each Security held by the Sponsor will equal the aforesaid public offering price;

                  (d) to select independent public accountants and, subject to the provisions of Section 8.5, to engage such independent public accountants;

                  (e) to engage legal counsel and, to the extent required by
         Section 2.4, to engage professional advisors and pay reasonable compensation thereto;

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



                  (f) to defend any action commenced against the Trustees or the Trust and to prosecute any action which the Trustees deem necessary to protect the Trust and the rights and interests of Holders, and to pay the costs thereof;

                  (g) to arrange for the bonding of officers and employees of the Trust as required by Section 17(g) of the Investment Company Act and the rules and regulations thereunder;

                  (h) to delegate any and all of its powers and duties hereunder as contemplated by the Collateral Agreement, the Custodian Agreement, the Paying Agent Agreement and the Administration Agreement, to the extent permitted by applicable law; and

                  (i) to adopt and amend bylaws, and take any and all such other actions as necessary or advisable to carry out the purposes of the Trust, subject to the provisions of this Agreement and applicable law, including, without limitation, the Investment Company Act.

         Section 2.3. Portfolio Acquisition. In furtherance of the provisions of Section 2.1, the Sponsor further specifically authorizes and directs the
Trustees:

                  (a) to enter into the Contract with Seller on the Commencement Date for settlement on the date or dates provided thereunder and, subject to satisfaction of the conditions set forth in the Contract, to pay the Firm Purchase Price and the Additional Purchase Price, if any, thereunder with the proceeds of the sale of the Securities, net of the fees and expenses of the Trust incurred in connection with the public offering of the Securities and the costs and expenses incurred in connection with the organization of the Trust as described in the first sentence of Section 3.2 and net of the purchase price paid for the Treasury Securities as provided in paragraph (b) below; and, subject to the adjustments and exceptions set forth in the Contract, the Contract shall entitle the Trust to receive from Seller on the Exchange Date the Shares subject thereto (or, if Seller elects the Cash Settlement Alternative, the amount in cash specified in the Contract) so that the Trust may execute the Exchange with the Holders; and

                  (b) to purchase for settlement (i) at the First Time of Delivery, with the proceeds of the sale of the Securities issued by the Trust at such First Time of Delivery, U.S. Government Securities having the terms set forth on Schedule I(a), from such brokers or dealers as the Trustees shall designate in writing to the Administrator, and (ii) at the Second Time of Delivery, if any, with the proceeds of the sale of the Securities issued by the Trust at such Second Time of Delivery, U.S. Government Securities that, through the scheduled payment of principal and interest in accordance with their terms, will provide, not later than one Business Day before each Distribution Date cash in an amount as close as practicable to (but in no event less than) the product of $[-] and the Additional Share Base Amount (after taking into account any prior payments under such U.S. Government Securities and any prior distributions made by the Trust), and otherwise having such terms as may be determined by the Sponsor (which terms shall be set forth on a new Schedule I(b), which shall be attached to and form a part of this Agreement from and after such Second Time of Delivery), from such brokers or dealers as the Trustees shall designate in writing to the Administrator.

         Section 2.4. Portfolio Administration. In furtherance of the provisions of Section 2.1, the Sponsor further specifically authorizes and directs the Trustees:

                  (a) Determination of Dilution, Merger or Acceleration Adjustments. Upon receipt of any notice pursuant to Section 5.1(d)(ii) of the Contract of an event requiring an adjustment to the Exchange Rate, or upon otherwise acquiring knowledge of such an event, to calculate the required adjustment and furnish notice thereof to the Collateral Agent and Seller, or to request from Seller such further information as may be necessary to calculate or effect the required adjustment;

                  (b) Selection of Independent Investment Bank. Upon receipt of notice of (i) the occurrence of a Reorganization Event in which property other than cash or Marketable Securities is to be received in respect of the Class A Common Stock as described in Section 6.2 of the Contract, (ii) an Excess Purchase Payment in which the Company has paid or will pay consideration other than cash as described in Section 6.1(d) of the Contract, or (iii) the declaration or payment of a dividend or distribution to all holders of Class A Common Stock of evidences of its indebtedness or other non-cash assets or the issuance of Class A Common Stock rights or warrants as described in Section 6.1(c) of the Contract, to retain the nationally recognized investment banking firm selected by the Administrator to determine the market value of such property as provided in the Contract, and to deliver to Seller notice pursuant to Section 8.1 of the Contract identifying the firm proposed to be selected and retained, and to cause the Administrator to consult with Seller on such selection and retention as provided in such Section 8.1;

                  (c) Application to List Securities. To apply for listing of the Securities on the New York Stock Exchange, Inc. If the Securities are delisted or suspended from trading on the New York Stock Exchange, Inc., to apply for listing of the Securities on another national or regional securities exchange or for quotation on another trading market;

                  (d) Additional U.S. Government Securities. To accept additional U.S. Government Securities delivered to the Trust in connection with an extension of the Exchange Date at Seller's election in accordance with Section 2.3(c) of the Contract, and to redeliver such U.S. Government Securities in connection with an acceleration of the Exchange Date at Seller's election in accordance with Section 2.3(f) of the Contract;

                  (e) Delivery of Cash Settlement Alternative Election Notice to Holders of Securities. Upon receipt of a notice from Seller of its election of the Cash Settlement Alternative, as provided by Section 2.3(d) of the Contract, of the extension of the Exchange Date, as provided by Section 2.3(e) of the Contract, or of the acceleration of the Exchange Date, as provided by Section 2.3(f) of the

         Contract, to give notice of such election, extension or acceleration as provided in the Contract;

                  (f) Acceleration. In the event (i) an acceleration of the Contract shall occur due to an Event of Default as provided in Article VII of the Contract, or (ii) a Cash Merger shall occur in which all of the Merger Consideration is included in the Accelerated Portion, to liquidate or cause the Custodian to liquidate all the Treasury Securities;

                  (g) Determination of Amounts to be Delivered under the Contract. (i) To calculate, on the Exchange Date, upon the acceleration of Seller's obligations under the Contract pursuant to
         Section 7.1 of the Contract and upon the occurrence of a Cash Merger, the number of Shares or amount in cash required to be delivered by Seller under the Contract on such date or as a result of such event, and (ii) to furnish notice of the amounts so determined to the Collateral Agent and Seller;

                  (h) Distribution of Exchange Consideration. Unless a Reorganization Event shall occur in which the Merger Consideration does not include any Marketable Securities (in which event the distribution of proceeds shall be governed by Section 2.4(i) or 2.4(j), as applicable) or Seller elects the Cash Settlement Alternative (in which event the distribution of proceeds shall be governed by Section 2.4(i)), or the Contract shall be accelerated pursuant to Section 7.1 of the Contract (in which event the distribution of proceeds shall be governed by Section 2.4(k)):

                           (i) Determination of Fractional Shares. To
                  determine, on the Exchange Date: (A) for each Holder of Securities, such Holder's pro rata share of the total number of Shares delivered to the Trustees under the Contract on the Exchange Date; and (B) the number of fractional Shares allocable to each Holder (including, in the case of the Depositary, fractional shares allocable to beneficial owners of Securities who own through Participants) and in the aggregate;

                           (ii) Cash for Fractional Shares. To sell, in the
                  principal market therefor, on the Exchange Date, a number of Shares equal to the aggregate number of fractional Shares determined pursuant to clause (i) (B) above, rounded down to the nearest integral number; and to determine the difference between (A) the aggregate proceeds of such sale (net of any brokerage or related expenses) and (B) the product of the number of Shares so sold and the Average Market Price; and, in accordance with Section 2.3 of the Indemnity Agreement, to pay such difference, if positive, to Seller, or to request payment of such difference, if negative, from Seller;

                           (iii) Delivery of Shares. To deliver the remaining
                  Shares to the Transfer Agent and Registrar for such Shares on the Exchange Date, with instructions that such Shares be re-registered and re-issued as follows: (A) for and in the name of each Holder (other than the

                  Depositary) who holds Securities in definitive form, the Transfer Agent and Registrar for such Shares shall be instructed to issue definitive certificates representing a number of Shares equal to such Holder's pro rata share of the total delivered to the Trust under the Contract on the Exchange Date, rounded down to the nearest integral number;
                  (B) the Transfer Agent and Registrar shall be instructed to transfer all remaining Shares to the account of the Custodian held through the Depositary, who shall then be instructed to transfer and credit such Shares to each Participant who holds Securities, with each Participant receiving its pro rata share of the total delivered to the Trust under the Contract on the Exchange Date, reduced by the aggregate fractional shares allocable to beneficial owners of Securities who own through such Participant;

                           (iv) Distribution of Cash in Respect of Fractional
                  Shares. To distribute to each Holder of Securities cash in the amount of: (A) the fraction of a Share, if any, allocable to such Holder as determined pursuant to clause (i) (B) above; times (B) the Average Market Price;

                           (v) Record Date. The distributions described in this
                  paragraph (g) shall be made to Holders of record as of the close of business on the Business Day preceding the Exchange Date; and

                           (vi) Reorganization Events. If a Reorganization
                  Event occurs in which the Merger Consideration includes Marketable Securities, this Section 2.4(h) shall relate to the portion of the Merger Consideration that consists of Marketable Securities.

                  (i) Distribution of Cash Upon Seller's Election of Cash Settlement Alternative or Following a Reorganization Event. If Seller elects the Cash Settlement Alternative, or if Seller is required or elects to deliver cash on the Exchange Date following a Reorganization Event pursuant to Section 6.2(a) of the Contract, to distribute to each Holder of record as of the close of business on the Business Day preceding the Exchange Date such Holder's pro rata share of any cash received by the Trust from the Seller in connection therewith;

                  (j) Distribution of Accelerated Portion. If a Cash Merger shall occur, to distribute promptly to each Holder of record as of the close of business on the Business Day preceding the distribution date such Holder's pro rata share of the Accelerated Portion delivered under the Contract together with, if applicable, such Holder's pro rata share of the proceeds of the liquidation of the Treasury Securities pursuant to Section 2.4(f); and

                  (k) Distribution of Cash and Shares Received upon Acceleration of Exchange Date Following a Default by Seller . If the obligations of Seller are accelerated pursuant to Section 7.1 of the
         Contract:

                           (i) Determination of Fractional Shares. To
                  determine, on the Business Day following the date on which Seller or the Collateral Agent delivers Class A Common Stock and Marketable Securities to the Trust, as provided in Section 7.1 of the Contract or Section 7.1 of the Collateral Agreement: (A) for each Holder of Securities, such Holder's pro rata share of the total number of Shares delivered to the Trustees under the Contract on such date; and (B) the number of fractional Shares allocable to each Holder (including, in the case of the Depositary, fractional shares allocable to beneficial owners of Securities who own through Participants) and in the aggregate;

                           (ii) Cash for Fractional Shares. To sell, in the
                  principal market therefor, on the Business Day following the date on which Seller or the Collateral Agent delivers Class A Common Stock and Marketable Securities to the Trust, a number of Shares equal to the aggregate number of fractional Shares determined pursuant to clause (i)(B) above, rounded down to the nearest integral number; and to determine the difference between (A) the aggregate proceeds of such sale (net of any brokerage or related expenses) and (B) the product of the number of Shares so sold and the Average Market Price; and, in accordance with Section 2.3 of the Indemnity Agreement, to pay such difference, if positive, to Seller, or to request payment of such difference, if negative, from Seller or from the Collateral Agent from the proceeds of the collateral under the Collateral Agreement;

                           (iii) Delivery of Shares. To deliver the remaining
                  Shares to the Transfer Agent and Registrar for such Shares the Business Day following the date on which Seller or the Collateral Agent delivers Class A Common Stock and Marketable Securities to the Trust, with instructions that such Shares be re-registered and re-issued as follows: (A) for and in the name of each Holder (other than the Depositary) who holds Securities in definitive form, the Transfer Agent and Registrar for such Shares shall be instructed to issue definitive certificates representing a number of Shares equal to such Holder's pro rata share of the total delivered to the Trust under the Contract on the Exchange Date, rounded down to the nearest integral number; (B) the Transfer Agent and Registrar for such Shares shall be instructed to transfer all remaining Shares to the account of the Custodian held through the Depositary, who shall then be instructed to transfer and credit such Shares to each Participant who holds Securities, with each Participant receiving its pro rata share of the total delivered to the Trust under the Contract on such Business Day, reduced by the aggregate fractional shares allocable to beneficial owners of Securities who own through such Participant;

                           (iv) Distribution of Cash in Respect of Fractional
                  Shares and Treasury Securities. To distribute to each Holder of Securities (x) cash in the amount of: (A) the fraction of a Share, if any, allocable to such Holder as determined pursuant to clause (i) (B) above; times (B) the Average Market Price, together with (y) such Holder's pro rata share of the proceeds of the liquidation of the Treasury Securities pursuant to Section 2.4(f); and

                           (v) Record Date. The distributions described in this
                  paragraph (h) shall be made to Holders of record as of the close of business on the Business Day following the date on which Seller or the Collateral Agent delivers Class A Common Stock and Marketable Securities to the Trust.

         Section 2.5. Manner of Sales. Any sale of Trust property permitted or required under this Agreement shall be made through such executing brokers or to such dealers as the Trustees, seeking best price and execution for the Trust, shall designate in writing to the Paying Agent, taking into account such factors as price, commission, size of order, difficulty of execution and brokerage skill required.

         Section 2.6. Limitations on Trustees' Powers. The Trustees are not permitted:

                  (a) to purchase or hold any securities or instruments except for the Shares, the Contract, the Treasury Securities, any additional U.S. Government Securities delivered to the Trust in connection with an extension of the Exchange Date pursuant to Section 2.3(e) of the Contract, the Temporary Investments contemplated by Section 3.5 and, in the event of a Reorganization Event or a Spin-Off Distribution, Marketable Securities or any other property received in such event;

                  (b) to dispose of the Contract prior to the Exchange Date;

                  (c) to issue any securities or instruments except for the Securities, or to issue any Securities other than the Securities sold to the Sponsor and the Securities to be sold pursuant to the Underwriting Agreement and until such Securities have been so purchased and paid for in full;

                  (d) to make short sales or purchases on margin;

                  (e) to write put or call options;

                  (f) to borrow money;

                  (g) to underwrite securities;

                  (h) to purchase or sell real estate, commodities or commodities contracts;

                  (i) to purchase restricted securities;

                  (j) to make loans (other than the purchase of the Treasury Securities pursuant to Section 2.3); or

                  (k) to take any action, or direct or permit the Administrator, the Paying Agent or the Custodian to take any action, that would vary the investment of the Holders within the meaning of Treasury Regulation Section 301.7701-4(c), or otherwise take any action or direct or permit any action to be taken that would or could cause the Trust not to be a "grantor trust" under the Code.

                                  ARTICLE III

                             ACCOUNTS AND PAYMENTS

         Section 3.1. The Trust Account. The Trustees shall, upon issuance of the Securities, establish with the Paying Agent an account to be called the "Trust Account". All moneys received by the Trustees in respect of the Contract, the Treasury Securities, any other U.S. Government Securities delivered to the Trust and any Temporary Investments held pursuant to Section 3.5, all moneys received from the sale of the Securities to the Sponsor, and any proceeds from the sale to the Underwriters of the Securities remaining after the purchase of the Contract and the Treasury Securities shall be credited to the Trust Account.

         Section 3.2. Payment of Fees and Expenses. If so directed by Seller, the Administrator is authorized to pay, from the amounts payable to Seller pursuant to the Contract, the fees and expenses of the Trust incurred in connection with the public offering of the Securities and the costs and expenses incurred in connection with the organization of the Trust. In addition, the Administrator is authorized to pay, from the assets of the Trust, the fees and expenses of the Trust incurred in connection with the public offering of the Securities and the costs and expenses incurred in connection with the organization and operation of the Trust, to the extent that such fees, costs and expenses are not paid by third parties.

         Section 3.3. Distributions to Holders. On each Distribution Date, the Trustees shall distribute to each Holder of record at the close of business on the preceding Record Date, at the post office address of the Holder appearing on the books of the Paying Agent or by any other means mutually agreed upon by the Holder and the Trust, an amount equal to the Quarterly Distribution with respect to all Securities held by such Holder computed as of the close of business on such Distribution Date.

         Section 3.4. Segregation. All moneys and other assets deposited or received by the Trustees hereunder shall be held by them in trust as part of the Trust Estate until required to be disbursed or otherwise disposed of in accordance with the provisions of this Agreement, and the Trustees shall handle such moneys and other assets in such manner as shall constitute the segregation and holding in trust within the meaning of the Investment Company Act.

         Section 3.5. Temporary Investments. To the extent necessary to enable the Paying Agent to make the next succeeding Quarterly Distribution, any moneys deposited with or received by the Trustees in the Trust Account shall be invested as soon as possible by the Paying Agent in Temporary Investments maturing no later than the Business Day preceding the next following Distribution Date. Except as otherwise specifically provided herein or in the Paying Agent Agreement, the Paying Agent shall not have the power to sell, transfer or otherwise dispose of any Temporary Investment prior to the maturity thereof, or to acquire additional Temporary Investments. The Paying Agent shall hold any Temporary Investment to its maturity and shall apply the proceeds thereof upon maturity to the payment of the next succeeding Quarterly Distribution. All such Temporary Investments shall be selected from time to time by the Trustees or pursuant to standing instructions from the Trustees to the Administrator, and the

Administrator and/or Paying Agent shall have no liability to the Trust or any Holder or any other Person with respect to the payment or performance of any such Temporary Investment. Any interest or other income received on any moneys in the Trust Account shall, upon receipt thereof, be deposited into the Trust Account. Notwithstanding the foregoing, not more than 5% of the assets of the Trust may be held at any time in the form of cash and Temporary Investments, and the Trustees shall distribute cash, or liquidate Temporary Investments and distribute the proceeds thereof, if, when and to the extent needed to maintain compliance with the foregoing restriction.

                                   ARTICLE IV

                                   REDEMPTION

         Section 4.1. Redemption. The Trustees shall have no right or obligation to redeem Securities.

                                   ARTICLE V

           ISSUANCE OF CERTIFICATES; REGISTRY; TRANSFER OF SECURITIES

         Section 5.1. Form of Certificate.

         (a) Each Certificate evidencing Securities shall be executed manually or in facsimile by the Managing Trustee and countersigned manually by the Paying Agent in substantially the form of Exhibit A with the blanks appropriately filled in, shall be dated the date of countersignature and delivery by the Paying Agent and shall represent a fractional undivided interest in the Trust, the numerator of which fraction shall be the number of Securities set forth on the face of such Certificate and the denominator of which shall be the total number of Securities outstanding at that time. All Securities shall be issued in registered form and shall be numbered serially.

         (b) The Certificates delivered to the Underwriters at the First Time of Delivery and the Second Time of Delivery (if any) will be issued in the form of a global Certificate or Certificates representing the Securities issued to the Underwriters, to be delivered to the Depositary, or its custodian, by or on behalf of the Trust. Such Certificate or Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Depositary, and no beneficial owner of such Securities will receive a definitive Certificate representing such beneficial owner's interest in such Securities, except as provided in the next paragraph. Unless and until definitive, fully registered Certificates have been issued pursuant to the next paragraph, the Trust shall be entitled to deal with the Depositary for all purposes of this Agreement as the Holder and the sole holder of the Certificates and shall have no obligation to the beneficial owners thereof, and none of the Trust, the Trustees, or any agent of the Trust or the Trustees shall have any liability with respect to or responsibility for the records of the Depositary.

         (c) If the Depositary elects to discontinue its services as securities depository, then definitive Certificates shall be prepared by the Trustees as provided above. Upon surrender of the global Certificate or Certificates accompanied by registration instructions, the Trustees shall cause definitive Certificates to be delivered to the beneficial owners in accordance with the instructions of the Depositary. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

         (d) Pending the preparation of definitive Certificates, the Managing Trustee may execute and the Paying Agent shall countersign and deliver temporary Certificates (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Paying Agent). Temporary Certificates shall be issuable as registered Certificates substantially in the form of the definitive Certificates but with such omissions, insertions and variations as may be appropriate for temporary Certificates, all as may be determined by the Trustees with the concurrence of the Paying Agent. Every temporary Certificate shall be executed by the Managing Trustee and be countersigned manually by the Paying Agent upon the same conditions and in substantially the same manner, and with like effect, as the definitive Certificates. Without unreasonable delay the Managing Trustee shall execute and shall furnish definitive Certificates to the Paying Agent and thereupon temporary Certificates may be surrendered in exchange therefor without charge at each office or agency of the Paying Agent and the Paying Agent shall countersign and deliver in exchange for such temporary Certificates definitive Certificates for a like aggregate number of Securities. Until so exchanged, the temporary Certificates shall be entitled to the same benefits hereunder as definitive Certificates.

         Section 5.2. Transfer of Securities; Issuance, Transfer and Interchange of Certificates.

         (a) Securities may be transferred by the Holder thereof by presentation and surrender of properly endorsed Certificates at the office of the Paying Agent, accompanied by such documents executed by the Holder or his authorized attorney as the Paying Agent deems necessary to evidence the authority of the person making the transfer. Certificates issued pursuant to this Agreement are interchangeable for one or more other Certificates in an equal aggregate number of Securities and all Certificates issued shall be issued in denominations of one Security or any multiple thereof. The Paying Agent may deem and treat the person in whose name any Security shall be registered upon the books of the Paying Agent as the owner of such Security for all purposes hereunder and the Paying Agent shall not be affected by any notice to the contrary. The transfer books maintained by the Paying Agent for the purposes of this Section 5.2 shall include the name and address of the record owners of the Securities and shall be closed in connection with the termination of the Trust pursuant to Section 8.3.

         (b) A sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such transfer shall be paid to the Paying Agent by the Holder. A Holder may be required to pay a fee for each new Certificate to be issued pursuant to the preceding paragraph in such amount as may be specified by the Paying Agent and approved by the Trustees.

         (c) All Certificates canceled pursuant to this Agreement may be voided by the Paying Agent in accordance with the usual practice of the Paying Agent or in accordance with the instructions of the Trustees; provided, however, that the Paying Agent shall not be required to destroy canceled Certificates.

         (d) The Paying Agent may adopt other reasonable rules and regulations for the registration, transfer and tender of Securities as it may, in its discretion, deem necessary.

         Section 5.3. Replacement of Certificates. In case any Certificate shall become mutilated or be destroyed, stolen or lost, the Paying Agent shall execute and deliver a new Certificate in exchange and substitution therefor upon the Holder's furnishing the Paying Agent with proper identification and satisfactory indemnity of the Trustees and the Paying Agent, complying with such other reasonable regulations and conditions as the Paying Agent may prescribe and paying such expenses and charges, including any bonding fee, as the Paying Agent may incur or reasonably impose; provided that if the Trust has terminated or is in the process of terminating, the Paying Agent, in lieu of issuing such new Certificate, may, upon the terms and conditions set forth herein, make the distributions set forth in Section 8.3(c). Any mutilated Certificate shall be duly surrendered and canceled before any duplicate Certificate shall be issued in exchange and substitution therefor. Upon issuance of any duplicate Certificate pursuant to this Section 5.3, the original Certificate claimed to have been lost, stolen or destroyed shall become null and void and of no effect, and any bona fide purchaser thereof shall have only such rights as are afforded under Article 8 of the Uniform Commercial Code as in effect in the State of New York to a Holder presenting a Certificate for transfer in the case of an overissue.

                                   ARTICLE VI

                           EXECUTION OF THE CONTRACT

         Section 6.1. Execution of the Contract. The Contract shall be executed manually or in facsimile by the Managing Trustee and executed manually by Seller and shall be dated the date of execution and delivery by Seller.

                                  ARTICLE VII

                                    TRUSTEES

         Section 7.1. Trustees. The Trust shall have three Trustees who shall initially be elected by the Sponsor. One Trustee shall be the Managing Trustee and, as such, is authorized to execute documents and instruments on behalf of the Trust. The Managing Trustee will be appointed by resolution of the Trustees. Each Trustee shall serve until the next regular annual or special meeting of Holders called for the purpose of electing Trustees and, then, until such Trustee's successor is duly elected and qualified. Election shall be by the affirmative vote of Holders of a majority of the Securities entitled to vote present in person or by proxy at a regular annual or special meeting of Holders called for the purpose of electing any Trustee. Holders may not cumulate their votes in the election of Trustees. Each Trustee shall not be considered to have qualified for the office unless such Trustee shall agree to be bound by the terms of this Agreement and shall evidence his consent by executing this Agreement or a supplement hereto. Each individual Trustee shall be at least 21 years of age and shall not be under any legal disability. No Trustee who is an "interested person", as defined in the Investment Company Act, may assume office if it would cause the composition of the Trustees of the Trust not to be in compliance with the percentage limitations on interested persons in Section 10 of the Investment Company Act. Trustees need not be Holders.

         Section 7.2. Vacancies. Any vacancy in the office of a Trustee may be filled in compliance with Sections 10 and 16 of the Investment Company Act by the vote, within thirty days, of the remaining Trustees; provided that if required by Section 16 of the Investment Company Act, the Trustees shall forthwith cause to be held as promptly as possible and in any event within sixty days (unless the Commission by order shall extend such period) a special meeting of Holders for the purpose of electing Trustees in compliance with Sections 10 and 16 of the Investment Company Act. Any Trustee elected at such a meeting shall have the qualifications specified in Section 7.1. Until a vacancy in the office of any Trustee is filled as provided above, the remaining Trustees in office, regardless of their number, shall have the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Agreement. Notice of the appointment or election of a successor Trustee shall be mailed promptly after acceptance of such appointment by the successor Trustee to each Holder.

         Section 7.3. Powers. The Trust will be managed solely by the Trustees, who will, subject to the provisions of Article II, have complete and exclusive control over the management, conduct and operation of the Trust's business, and shall have the rights, powers and authority of a board of directors of a corporation organized under New York law. The Trustees shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Trust and shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Trust and except in accordance with the terms of this Agreement. Subject to the continuing supervision of the Trustees and as permitted by applicable law, the functions of the Trust shall be performed by the Custodian, the Paying Agent, the Administrator and such other entities engaged to perform such functions as the Trustees may determine, including, without limitation, any or all administrative functions.

         Section 7.4. Meetings. Meetings of the Trustees shall be held from time to time upon the call of any Trustee on not less than 48 hours' notice (which may be waived by any or all of the Trustees in writing either before or after such meeting or by attendance at the meeting unless the Trustee attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened). The Trustees shall act either by majority vote of the Trustees present at a meeting at which at least a majority of the Trustees then in office are present or by a unanimous written consent of the Trustees without a meeting. Except as otherwise required under the Investment Company Act, all or any of the Trustees may participate in a meeting of the Trustees by means of a conference telephone call or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to such communications equipment shall constitute presence in person at such meeting.

         Section 7.5. Resignation and Removal. Any Trustee may resign and be discharged of the trust created by the Agreement by executing an instrument in writing resigning as Trustee, filing the same with the Administrator and sending notice thereof to the remaining Trustees, and such resignation shall become effective immediately unless otherwise specified therein. Any Trustee may be removed in the event of incapacity by vote of the remaining Trustees and for any reason by written declaration or vote of the Holders of more than 66 2/3% of the outstanding Securities, notice of which vote shall be given to the remaining Trustees and the Administrator. The resignation, removal or failure to reelect any Trustee shall not cause the termination of the Trust.

         Section 7.6. Liability. The Trustees shall not be liable to the Trust or any Holder for taking any action or for refraining from taking any action except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. Specifically, without limitation, the Trustees shall not be responsible for or in respect of the recitals herein or the validity or sufficiency of this Agreement or for the due execution hereof by any other Person, or for or in respect of the validity or sufficiency of Securities or the Certificates representing Securities and shall in no event assume or incur any liability, duty or obligation to any Holder or to any other Person, other than as expressly provided for herein. The Trustees may employ agents, attorneys, administrators, accountants and auditors, and shall not be answerable for the default or misconduct of any such Persons if such Persons shall have been selected with reasonable care. Action in good faith may include action taken in good faith in accordance with an opinion of counsel. In no event shall any Trustee be personally liable for any expenses with respect to the Trust. Each Trustee shall be indemnified from the Trust Estate with respect to any claim, liability, loss or expense incurred in acting as Trustee of the Trust, including the costs and expenses of the defense against any such claim or liability, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his office.

         Section 7.7. Compensation. Each Trustee, other than a Trustee who is a director, officer or employee of the Sponsor, any Underwriter, or the Administrator or any affiliate thereof, shall receive a one-time, up-front fee of $10,800, in respect of its annual fee and anticipated out-of-pocket expenses. In addition, the Managing Trustee shall receive an additional one-time, up-front fee of $3,600 for serving in such capacity. The Trustees will not receive any pension or retirement benefits. In the event of the resignation or removal of a Trustee, such Trustee shall remit to the Trust the portion of its fee ratable for the period from the day of such resignation or removal through the Exchange Date.

                                  ARTICLE VIII

                                 MISCELLANEOUS

         Section 8.1. Meetings of Holders. The Trustees shall hold annual meetings of Holders to elect Trustees as provided in Section 7.1. A special meeting may be called at any time by the Trustees or upon petition of Holders of not less than 51% of the Securities outstanding (unless substantially the same matter was voted on during the preceding 12 months), and shall be called as provided in Section 7.2 (or as otherwise required by the Investment Company Act and the rules and regulations thereunder, including, without limitation, when requested by the Holders of not less than 10% of the Securities outstanding for the purposes of voting upon the question of the removal of any Trustee or Trustees). The Trustees shall establish, and notify the Holders in writing of, the record date for each such meeting which shall be not less than 10 nor more than 50 days before the meeting date. Holders at the close of business on the record date will be entitled to vote at the meeting. The Administrator shall, as soon as possible after any such record date (or prior to such record date if appropriate), mail by first class mail to each Holder a notice of meeting and a proxy statement and form of proxy in the form approved by the Trustees and complying with the Investment Company Act and the rules and regulations thereunder. Except as otherwise specified herein or in any provision of the Investment Company Act and the rules and regulations thereunder, any action may be taken by vote of Holders of a majority of the Securities outstanding present in person or by proxy if Holders of a majority of Securities outstanding on the record date are so represented. Each Security shall have one vote and may be voted in person or by duly executed proxy. Any proxy may be revoked by notice in writing, by a subsequently dated proxy or by voting in person at the meeting, and no proxy shall be valid after eleven months following the date of its execution. Any Investment Company owning Securities in excess of the limits imposed by Sections 12(d)(1)(A)(i) and 12(d)(1)(C) of the Investment Company Act shall vote its Securities in proportion to the votes of all other Holders.

         Section 8.2. Books and Records; Reports.

         (a) The Trustees shall keep a certified copy or duplicate original of this Agreement on file at the office of the Trust, which shall be located at 450 West 33rd Street, New York, New York 10001, and the office of the Administrator available for inspection at all reasonable times during its usual business hours by any Holder. The Trustees shall keep proper books of record and account for all the transactions under this Agreement at the office of the Trust and the office of the Administrator, and such books and records shall be open to inspection by any Holder at all reasonable times during usual business hours. The Trustees shall retain all books and records in compliance with
Section 31 of the Investment Company Act and the rules and regulations thereunder.

         (b) With each payment to Holders the Paying Agent shall set forth, either in the instruments by means of which payment is made or in a separate statement, the amount being paid from the Trust Account expressed as a dollar amount per Security and the other information required under Section 19 of the Investment Company Act and the rules and regulations thereunder. The Trustees shall prepare and file or distribute reports as required by Section 30 of the Investment Company Act and the rules and regulations thereunder. The Trustees shall prepare and file such reports as may from time to time be required to be filed or distributed to Holders under any applicable state or Federal statute or rule or regulation thereunder, and shall file such tax returns as may from time to time be required under any applicable state or Federal statute or rule or regulation thereunder. One of the Trustees shall be designated by resolution of the Trustees to make the filings and give the notices required by Rule 17g-1 under the Investment Company Act.

         (c) In calculating the net asset value of the Trust as required by the Investment Company Act, (i) the Treasury Securities will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trustees, (ii) short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest receivable and (iii) the Contract will be valued on the basis of the bid price received by the Trust in respect of the Contract, or any portion thereof covering not less than 1,000 shares, from an independent broker-dealer firm unaffiliated with the Trust to be named by the Trustees who is in the business of making bids on financial instruments similar to the Contract and with terms comparable thereto, or if such a bid quotation is not available, as determined in good faith by the Trustees.

         Section 8.3. Termination.

         (a) This Agreement and the Trust created hereby shall terminate upon the earliest of (i) the date 90 days after the execution of this Agreement if
(x) the Securities have not theretofore been issued to the Underwriters under the Underwriting Agreement or (y) the net worth of the Trust is not at least $100.00 at such time, (ii) the date of the repayment, sale or other disposition, as the case may be, of all of the Contract, the Treasury Securities and any other securities held hereunder, (iii) the date 10 Business Days after the Exchange Date (or, if the Contract shall be accelerated pursuant to Article VII thereof or if Section 6.2 thereof results in the acceleration of all the obligations of Seller, 10 Business Days after the date on which the Trust shall receive the Shares or other consideration then required to be delivered by Seller, or the proceeds of any sale of collateral pursuant to
Section 7.3 of the Collateral Agreement), and (iv) the date which is 21 years less 91 days after the death of the last survivor of all of the descendants of Joseph P. Kennedy living on the date hereof. The Trust is irrevocable, the Sponsor has no right to withdraw any assets constituting a portion of the Trust Estate, and the dissolution of the Sponsor shall not operate to terminate the Trust. The death or incapacity of any Holder shall not operate to terminate this Agreement, nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, and shall not otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Written notice of any termination shall be sent to Holders specifying the record date for any distribution to Holders and the time of termination as determined by the Trustees, upon which the books maintained by the Paying Agent pursuant to Section 5.2 shall be closed.

         (c) For purposes of termination under Sections 8.3(a)(ii), (iii) and
(iv), within five Business Days after such termination, the Trustees shall, subject to any applicable provisions of law, effect or cause the Custodian to effect the sale of any remaining property of the Trust, and the Paying Agent shall distribute pro rata as soon as practicable thereafter to each Holder, upon surrender for cancellation of its Certificates, its interest in the Trust Estate. Together with the distribution to the Holders, the Trustees shall furnish the Holders with a final statement as of the date of the distribution of the amount distributable with respect to each Security.

         Section 8.4. No Assumption of Liability. By executing this Agreement, none of the Trustees assumes any personal liability under this Agreement except as expressly set forth in this Agreement.

         Section 8.5. Amendment and Waiver.

         (a) This Agreement, and any of the agreements referred to in Section 2.2(a), may be amended from time to time by the Trustees for any purpose prior to the issuance and sale to the Underwriters of the Securities and thereafter without the consent of any of the Holders (i) to cure any ambiguity or to correct or supplement any provision contained herein or therein which may be defective or inconsistent with any other provision contained herein or therein;
(ii) to change any provision hereof or thereof as may be required by applicable law or the Commission or any successor governmental agency exercising similar authority; or (iii) to make such other provisions in regard to matters or questions arising hereunder or thereunder as shall not materially adversely affect the interests of the Holders (as determined in good faith by the Trustees, who may rely on an opinion of counsel).

         (b) This Agreement, and any of the agreements referred to in Section 2.2(a), may also be amended from time to time by the Trustees (or the performance of any of the provisions of this Agreement or any of such other agreements may be waived) with the consent by the required vote of the Holders in accordance with Section 8.1; provided that this Agreement may not be amended, (i) without the consent by vote of the Holders of all Securities then outstanding, to increase the number of Securities issuable under this Agreement above the number of Securities specified in Section 2.2(c) or such lesser number as may be outstanding at any time during the term of this Agreement,
(ii) to reduce the interest in the Trust represented by any Security without the consent of the Holder of such Security, (iii) if such amendment is prohibited by the Investment Company Act or other applicable law, (iv) without the consent by vote of the Holders of all Securities then outstanding, if such amendment would effect a change in the voting requirements set forth in Section
8.1 or this Section 8.5, or (v) without the consent by vote of the Holders of the lesser of (x) 67% or more of the Securities represented at a special meeting of Holders, if more than 50% of the Securities outstanding are represented at such meeting, and (y) more than 50% of the Securities outstanding, if such amendment would effect a change in Section 2.1 or 2.6.

         (c) Promptly after the execution of any amendment, the Trustees shall furnish written notification of the substance of such amendment to each Holder.

         (d) Notwithstanding subsections (a) and (b) of this Section 8.4 no amendment of this Agreement or the Agreements referred to in Section 2.2(a) shall permit the Trust, the Trustees, the Administrator, the Paying Agent or the Custodian to take any action or direct or permit any Person to take any action that (i) would vary the investment of the Holders within the meaning of Treasury Regulation Section 301.7701-4(c), or (ii) would or could cause the Trust, or direct or permit any action to be taken that would or could cause the Trust, not to be a "grantor trust" under the Code.

         Section 8.6. Accountants.

         (a) The Trustees shall, in accordance with Section 30 of the Investment Company Act, file annually with the Commission such information, documents and reports as investment companies having securities registered on a national securities exchange are required to file annually pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations issued thereunder. The Trustees shall transmit to the Holders, at least semi-annually, the reports required by Section 30(d) of the Investment Company Act and the rules and regulations thereunder, including, without limitation, a balance sheet accompanied by a statement of the aggregate value of investments on the date of such balance sheet, a list showing the amounts and values of such investments owned on the date of such balance sheet, and a statement of income for the period covered by the report. Financial statements contained in such annual reports shall be accompanied by a certificate of independent public accountants based upon an audit not less in scope or procedures than that which independent public accountants would ordinarily make for the purpose of presenting comprehensive and dependable financial statements and shall contain such information as the Commission may prescribe. Each such report shall state that such independent public accountants have verified investments owned, either by actual examination or by receipt of a certificate from the Custodian.

         (b) The independent public accountants referred to in subsection (a) above shall be selected at a meeting held within thirty days before or after the beginning of the fiscal year by the vote, cast in person, of a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act and such selection shall be submitted for ratification at the first meeting of Holders to be held as set forth in Section 8.1, and thereafter as required by the Investment Company Act and the rules and regulations thereunder. The employment of any independent public accountant for the Trust shall be conditioned upon the right of the Holders by a vote of the lesser of
(i) 67% or more of the Securities present at a special meeting of Holders, if Holders of more than 50% of Securities outstanding are present or represented by proxy at such meeting or (ii) more than 50% of the Securities outstanding to terminate such employment at any time without penalty.

         (c) The foregoing provisions of this Section 8.6 are in addition to any applicable requirements of the Investment Company Act and the rules and regulations thereunder.

         Section 8.7. Nature of Holder's Interest. Each Holder holds at any given time a beneficial interest in the Trust Estate, but does not have any right to take title or possession of any portion of the Trust Estate. Each Holder expressly waives any right he may have under any rule of law, or the provisions of any statute, or otherwise, to require the Trustees at any time to account, in any manner other than as expressly provided in this Agreement, for the Shares, the Contract, the Treasury Securities or other assets or monies from time to time received, held and applied by the Trustees hereunder. No Holder shall have any right except as provided herein to control or determine the operation and management of the Trust or the obligations of the parties hereto. Nothing set forth herein or in the Certificates shall be construed to constitute the Holders from time to time as partners or members of an association.

         Section 8.8. Governing Law; Severability. This Agreement is executed and delivered in the State of New York, and all laws or rules of construction of the State of New York shall govern the rights of the parties hereto and the Holders and the construction, validity and effect of the provisions hereof. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.

         Section 8.9. Notices.

         (a) All notices and other communications provided for in this Agreement, unless otherwise specified, shall be in writing and shall be given at the addresses set forth in the following sentence or at such other addresses as may be designated by notice duly given in accordance with this Section 8.9 to each other party to this Agreement. Until such notice is given, (i) notices to Sponsor shall be directed to it at Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; (ii) notices to the Trust shall be directed to it in care of the Administrator for Purchaser, The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, Telecopier No. (212) 946-3638, Attention: Pledged Collateral Control Services and to each Trustee at the address specified in clause (iii) of this paragraph;
(iii) notices to the Trustees shall be directed to the Trustees at 850 Library Avenue, Suite 204, Newark Delaware 19715, Telecopier No. (302) 738-7210,
Attention: Donald J. Puglisi or the applicable Trustee and (iv) notices to any Holder shall be duly given if mailed, first class postage prepaid, or by such other substantially equivalent means as the Trustees may deem appropriate, or delivered to such Holder at the address of such Holder appearing on the registry of the Paying Agent.

         (b) Each notice given pursuant to Section 8.9(a) shall be effective
(i) if sent by certified mail (return receipt requested), 72 hours after being deposited in the United States mail, postage prepaid; (ii) if given by telex or telecopier, when such telex or telecopied notice is transmitted (with electronic confirmation of transmission or verbal confirmation of receipt); or
(iii) if given by any other means, when delivered at the address specified in this Section 8.9.

         Section 8.10. Entire Agreement. Except as expressly set forth in this Agreement, this Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.

         Section 8.11. Non-Assignability. This Agreement and the rights and obligations of the parties under this Agreement may not be assigned or delegated by either party without the prior written consent of the other party, and any purported assignment without such consent shall be void.

         Section 8.12. No Third Party Rights; Successors and Assigns. This Agreement is not intended and shall not be construed to create any rights in any person other than Sponsor, the Trustees and the Holders and their respective successors and assigns and no other person shall assert any rights as third party beneficiary under this Agreement. Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements in this Agreement contained by or on behalf of Sponsor and the Trustees shall bind, and inure to the benefit of, their respective successors and assigns whether so expressed or not, and shall be enforceable by and inure to the benefit of the Trustees and their successors and assigns.

         Section 8.13. Counterparts. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of which shall be an original, but all of which shall constitute a single agreement, with the same effect as if the signatures on each such counterpart were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed and delivered as of the date hereof.

                                       THE SPONSOR:

                                       Goldman, Sachs & Co.,
                                       as Sponsor

                                       By:
                                          --------------------------------------

                                       THE RETIRING TRUSTEE:

                                       -----------------------------------------
                                       Paul S. Efron

                                       THE TRUSTEES:

                                       By:
                                          --------------------------------------
                                          Donald J. Puglisi,
                                          as Trustee
                                          Address:     Department of Economics
                                                       University of Delaware
                                                       Newark, Delaware 19716

                                       By:
                                          --------------------------------------
                                          William R. Latham III,
                                          as Trustee
                                          Address:     Department of Economics
                                                       University of Delaware
                                                       Newark, Delaware 19716

                                       By:
                                          --------------------------------------
                                          James B. O'Neill,
                                          as Trustee
                                          Address:     Department of Economics
                                                       University of Delaware
                                                       Newark, Delaware 19716

                                 Schedule I(a)

                              TREASURY SECURITIES

           All terms specified are for stripped principal or interest components of U.S. Treasury debt obligations.

==============================================================================================================
                                          FIRST TIME OF DELIVERY
--------------------------------------------------------------------------------------------------------------
     PAR           ZERO-COUPON STRIP         RATE        PRICE             COST                 CUSIP
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

==============================================================================================================

SETTLEMENT DATE:

                                 Schedule I(b)

                              TREASURY SECURITIES

           All terms specified are for stripped principal or interest components of U.S. Treasury debt obligations.


==============================================================================================================
                                          SECOND TIME OF DELIVERY
--------------------------------------------------------------------------------------------------------------
     PAR           ZERO-COUPON STRIP         RATE        PRICE             COST                 CUSIP
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

==============================================================================================================

SETTLEMENT DATE:

                                                                       Exhibit A
                                   Form of Certificate Evidencing the Securities

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to NBCi Automatic Common Exchange Security Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. (or in such other name as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein. This certificate may be exchanged by an authorized representative of DTC in whole or in part for securities in definitive form, registered in the names of such holders as such representative of DTC shall specify, in which case, a new certificate will be issued in the name of Cede & Co. (or in such other name as is requested by such authorized representative of DTC) representing the securities not issued in definitive form.

THIS CERTIFICATE IS ISSUED UNDER AND IS SUBJECT TO THE TERMS, PROVISIONS AND CONDITIONS OF THE TRUST AGREEMENT REFERRED TO BELOW TO WHICH THE HOLDER OF THIS CERTIFICATE BY VIRTUE OF THE ACCEPTANCE HEREOF ASSENTS AND IS BOUND.

                $____ TRUST AUTOMATIC COMMON EXCHANGE SECURITIES

                 NBCi AUTOMATIC COMMON EXCHANGE SECURITY TRUST

                                                          CUSIP NO. ____________

NO. _______                                                  ____________ SHARES

         THIS CERTIFIES THAT CEDE & CO. IS THE RECORD OWNER OF ____________ OF THE $___ TRUST AUTOMATIC COMMON EXCHANGE SECURITIES OF NBCi AUTOMATIC COMMON EXCHANGE SECURITY TRUST CONSTITUTING FRACTIONAL UNDIVIDED INTERESTS IN NBCi AUTOMATIC COMMON EXCHANGE SECURITY TRUST, A TRUST CREATED UNDER THE LAWS OF THE STATE OF NEW YORK PURSUANT TO A TRUST AGREEMENT AMONG GOLDMAN, SACHS & CO. AND THE TRUSTEES NAMED THEREIN. THIS CERTIFICATE IS ISSUED UNDER AND IS SUBJECT TO THE TERMS, PROVISIONS AND CONDITIONS OF THE TRUST AGREEMENT TO WHICH THE HOLDER OF THIS CERTIFICATE BY VIRTUE OF THE ACCEPTANCE HEREOF ASSENTS AND IS BOUND, A COPY OF WHICH TRUST AGREEMENT IS AVAILABLE AT THE OFFICE OF THE TRUST'S ADMINISTRATOR AND PAYING AGENT, 450 WEST 33RD STREET, NEW YORK, NEW YORK 10001. THIS CERTIFICATE IS TRANSFERABLE AND EXCHANGEABLE BY THE REGISTERED OWNER IN PERSON OR BY HIS DULY AUTHORIZED ATTORNEY AT THE OFFICE OF THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ACCOMPANIED BY A WRITTEN INSTRUMENT OF TRANSFER AND ANY OTHER DOCUMENTS THAT THE PAYING AGENT MAY REQUIRE FOR TRANSFER, IN FORM SATISFACTORY TO THE PAYING AGENT AND PAYMENT OF THE FEES AND EXPENSES PROVIDED IN THE TRUST AGREEMENT.

         THIS CERTIFICATE IS NOT VALID UNLESS MANUALLY COUNTERSIGNED BY THE PAYING AGENT.

         WITNESS THE FACSIMILE SIGNATURE OF THE MANAGING TRUSTEE.

                                                       NBCi   AUTOMATIC   COMMON
                                                         EXCHANGE SECURITY TRUST

DATED:

                                                         By:
                                                            --------------------
                                                              [Name]
                                                              Managing Trustee

COUNTERSIGNED:

CHASEMELLON SHAREHOLDER SERVICES, L.L.C., as Paying Agent

By:
   ---------------------------------------
         Authorized Signature

                                      -2-